UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2016

UNITED CONTINENTAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ALPA Director Change

Pursuant to Part II, Section 8.1 of the Restated Certificate of Incorporation of United Continental Holdings, Inc. (the “Company”), the United Airlines Pilots Master Executive Council of the Air Lines Pilots Association, International (“ALPA-MEC”), the holder of the Company’s Class Pilot MEC Junior Preferred Stock, has the right to elect one member to the Company’s Board of Directors (the “Board”) at each annual meeting of stockholders, remove such director with or without cause and to fill any vacancies in such directorship. Captain James Heppner has occupied the ALPA-MEC director position on the Board since 2012.

On February 12, 2016, ALPA notified the Company that Captain Heppner would leave the Board as of March 1, 2016. Captain Heppner’s departure was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The ALPA-MEC also notified the Company that the ALPA-MEC has designated Captain Todd Insler to fill the vacancy resulting from Captain Heppner’s departure, effective March 1, 2016. At this time, the Board has not yet designated any committees upon which Captain Insler will serve.

Other than pursuant to the rights of the ALPA-MEC described above, Captain Insler is not a party to any arrangement or understanding with any person pursuant to which he was appointed a director, nor is he a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2016, the Board adopted an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”) to implement proxy access. Section 2.13 has been added to permit a stockholder or group of up to 20 stockholders owning 3% or more of the Company’s common stock continuously for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director candidates constituting up to the greater of two or 20% of the Board elected by the holders of the Company’s common stock, provided that the stockholder (or group) and each nominee satisfy the requirements specified in the Amended and Restated Bylaws. The amendment is effective immediately.

The foregoing description of the changes effected by the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this current report on Form 8-K (marked to show such amendments) and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of United Continental Holdings, Inc., adopted on February 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.

By:	/s/ Jennifer L. Kraft
Name:	Jennifer L. Kraft
Title:	Deputy General Counsel and Corporate Secretary

Dated: February 19, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of United Continental Holdings, Inc., adopted on February 18, 2016